Exhibit 10.47

David Berg

OUTBACK STEAKHOUSE INTERNATIONAL®
Amendment To Amended and Restated
Officer Employment Agreement

THIS AMENDMENT TO AMENDED AND RESTATED OFFICER EMPLOYMENT AGREEMENT (“Amendment”) is entered into by and among OS MANAGMENT, INC., a Florida corporation (the “Employer”), OUTBACK STEAKHOUSE INTERNATIONAL, L.P., a Georgia limited partnership (the “Company”), and DAVID BERG (the “Employee”) to be effective for all purposes as of January 1, 2012.

WHEREAS, Employer employs Employee and leases Employee to the Company as President of the Company pursuant to that certain Amended and Restated Officer Employment Agreement dated effective September 12, 2011 (the “Employment Agreement”); and

WHEREAS, the parties hereto desire to enter into this Amendment in order to change the Employment Agreement to reflect that the Employee has been promoted to Executive Vice President and President of the Company.

NOW, THEREFORE, intending to be legally bound, for good consideration, receipt of which is acknowledged, the parties hereby agree as follows:

1.Recitals. The parties acknowledge and agree that the above recitals are true and correct and incorporated herein by reference.

2.Change of Employee's Title. The parties acknowledge and agree that all references in the Employment Agreement to the Employee being employed as President of the Company are hereby amended to state that the Employee is employed as Executive Vice President and President of the Company effective January 1, 2012.

3.Ratification. All other terms of the Employment Agreement as amended hereby are hereby ratified and confirmed by each party.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as set forth above.

“EMPLOYEE”
/s/ David Berg
DAVID BERG

“COMPANY”

Attest:		OUTBACK STEAKHOUSE INTERNATIONAL,
L.P., a Georgia limited partnership

		By:	OSI International, LLC, a Florida limited
liability company and its general partner

By:	/s/ Kelly Lefferts	By:	/s/ Joseph J. Kadow
	Kelly Lefferts, Assistant Secretary		Joseph J. Kadow, Executive Vice President
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“EMPLOYER”

Attest:		OS MANAGEMENT SERVICES, INC.,
a Florida corporation

By:	/s/ Kelly Lefferts	By:	/s/ Joseph J. Kadow
	Kelly Lefferts, Assistant Secretary		Joseph J. Kadow, Chief Legal Officer

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